UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2016

Date of Report (Date of earliest event reported)

Friendable, Inc.
f/k/a iHookup Social, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1821 S Bascom Ave., Suite 353, Campbell, California 95008

(Address of principal executive offices) (Zip Code)

(855) 473-7473

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Coventry Agreement

On August 4, 2016, Friendable, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Coventry Enterprises, LLC (“Coventry”), (the “Coventry Securities Purchase Agreement, pursuant to which the Company sold and issued to Coventry a $110,000 face value 8% Convertible Redeemable Note (the “Coventry Note”) with a maturity date of August 4, 2017 (the “Coventry Maturity Date”).

Pursuant to the terms of the Coventry Note, interest accrues daily on the outstanding principal amount at a rate per annum of 8% on the basis of a 365-day year. The principal amount of the Coventry Note and interest is payable on the Coventry Maturity Date. The Coventry Note is convertible into common stock at any time after the issue date at 50% of the lowest closing bid price (subject to a $0.004 per share ceiling price) for the common stock during the twenty (20) consecutive trading days immediately preceding the conversion date, including the date upon which the Company receives a conversion notice from Coventry. Coventry does not have the right to convert the note to the extent that it would beneficially own in excess of 9.9% of the Company’s outstanding common stock. The Company does not have the right to prepay the note. In the event of default, the Coventry Note becomes immediately due and payable and the balance of principal and interest shall bear default interest at the rate of 24% per annum. In connection with the Coventry Note, Coventry paid the Company $5,500 for its legal fees and expenses.

The above description of the Securities Purchase Agreement and the Coventry Note is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Coventry Securities Purchase Agreement and the Coventry Note, this reference is made to such agreements, which are filed hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by this reference.

The Alpha Capital Anstalt Agreement

As filed with the Securities and Exchange Commission on Form 8-K on August 11, 2015, on August 5, 2015 the Company entered into a Securities Purchase Agreement (the “SPA”) with Alpha Capital Anstalt (“Alpha Capital”), to issue and sell up to, in principal amount, $1,500,000 of convertible notes, payable in two tranches (the “Alpha Notes”). The first tranche of $750,000 was funded on August 5, 2015 (“Initial Closing Date”) and the second tranche of $750,000 was to be funded upon the Company meeting certain stock trading milestones. On January 21, 2016, the parties agreed to waive the non-occurrence of the trading milestones in a Subsequent Closing Agreement. and agreed to conduct a second closing of $250,000. On March 8, 2016, the parties agreed to conduct a third closing of $200,000. On March 8, 2016 the Company entered into a Securities Purchase Agreement with two purchasers, Alpha Capital and Coventry Enterprises. On March 8, 2016 the Company issued a $110,000 7% interest note to Alpha Capital with a maturity date of September 8, 2017. After the requisite Rule 144 holding period, the note is convertible into common shares of the Company at an initial price of $0.0025 (subject to certain adjustments). On the same date, the Company also issued a $90,000 note to Coventry Enterprises and a $5,000 note to Palladium Capital Advisors with identical terms.

The total funded from the Securities Purchase Agreement has now exceeded the $1,500,000 of convertible notes. On August 4, 2016 and pursuant to the Sixth Amendment and Closing Agreement of the March 8, 2016 Securities Purchase Agreement (“March 2016 SPA”), the Company and Alpha Capital agree to further amend the terms to increase the Initial Closing Note principal amount from $580,000 to $690,000 ($780,000 inclusive of Coventry Enterprises LLC’s investment of $90,000) and also agreed to further amend the Palladium note balance from $16,750 to $19,500. In connection with the Sixth Amendment and Closing Agreement, the Company also issued to Alpha Capital warrants to purchase 44,000,000 shares of Common Stock with an exercise price of $0.30 (the “ Warrant Agreement”).

The above description of the Sixth Amendment and Closing Agreement and the Warrant Agreement is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Sixth Amendment and Closing Agreement and the Warrant Agreement,  this reference is made to such agreements, which are filed hereto as Exhibit 10.3 and Exhibit 10.4 and incorporated herein by this reference.

The Kluger Agency Agreement

On August 3, 2016, the Company entered into a Marketing Agreement (the “Marketing Agreement”) with The Kluger Agency (“TKA”), pursuant to which the Company is to pay TKA $300,000 within three (3) days of the execution of the Agreement in exchange for services related to marketing the Company’s mobile app.

Pursuant to the terms of the Agreement, TKA will run a celebrity focused marketing campaign in an unlimited capacity focused around a global partnership with a major entertainment entity. TKA will assist Friendable in all aspects of Friendable’s marketing in order to support the campaign including consulting on social media strategy, press strategy, and marketing strategy. For a period of one (1) year, TKA shall be the exclusive agent representing the Company for paid celebrity partnerships and cross promotional partnerships with entertainment companies.

The Company will also issue shares in the share capital of the Company to Adam Kluger on behalf of TKA having an aggregate value of $75,000 based on the Company’s most recent valuation.

The above description of the Marketing Agreement is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Marketing Agreement, this reference is made to such agreements, which are filed hereto as Exhibit 10.5 and incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The foregoing securities under Securities Purchase Agreement were offered and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

Item 9.01 Financial Statement and Exhibit

Exhibit Number	Description

10.1	Securities Purchase Agreement with Coventry, dated August 4, 2016
10.2	8% Redeemable Convertible Note with Coventry, dated August 4, 2016
10.3	Sixth Amendment and Closing Agreement dated August 1, 2016
10.4	Common Stock Warrant Agreement with Alpha Capital, dated August 1, 2016
10.5	Marketing Agreement with The Kluger Agency, dated August 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIENDABLE, INC.

Date: August 9, 2016	By:	/s/Robert Rositano
Robert Rositano
CEO

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